Dreyfus Short Term
Income Fund

SEMIANNUAL REPORT
January 31, 2000


(reg.tm)






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.





                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover



The Fund
Dreyfus Short Term
Income Fund


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short Term Income Fund, covering the six-month period from August 1, 1999 through January 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past six months were challenging for most fixed-income investors. Faster than expected economic growth in the U.S. and overseas fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of bonds' interest and principal payments. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation. A fourth rate hike was announced just a few days after the reporting period ended.

While U.S. Treasury and agency securities declined sharply in this environment, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they avoided securities that are most affected by interest-rate risk.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued   participation   in   Dreyfus   Short   Term   Income   Fund.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
February 15, 2000



2



DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus Short Term Income Fund perform relative to its benchmark?

For the six-month period ended January 31, 2000, Dreyfus Short Term Income Fund produced a total return of 3.29%.(1) In comparison, the fund's benchmark, the Merrill Lynch Corporate and Government (1-5 years) Index, provided a total return of 2.40% for the same period.(2)

We attribute the fund's good performance to its relatively short AVERAGE DURATION -- a measure of sensitivity to changing interest rates -- in a rising interest-rate environment. A relatively short average duration enabled the fund to protect its share price and capture higher yields more readily as interest rates rose.

What is the fund's investment approach?

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital. At least 65% of the fund must be invested in investment-grade fixed-income securities, including U.S. Government, agency, corporate and mortgage-backed securities. Up to 35% of the fund may be invested in securities rated below investment grade, including emerging market securities.

When choosing investments for the fund, we evaluate four primary factors:

* The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund's average duration to capture higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

* The differences in yields -- or SPREADS -- between fixed-income securities of varying maturities.

                                                                     The Fund  3





DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* The mix of security types within the fund, including relative exposure to government securities, corporate securities, mortgage-backed securities, and foreign and high yield bonds.

* Credit characteristics of individual securities, including the financial health of the issuer and the callability of the security.

What other factors influenced the fund's performance?

Both  the  fund  and  the  short-term  sector  of the bond market were adversely
affected    by   rising   interest   rates   over   the   past   six   months.

When the reporting period began, global economic growth was greater than most investors had previously anticipated. Economies in Japan and Southeast Asia were recovering, and the growth of the U.S. economy was robust. In the United States, consumer confidence was at a 30-year high and employment was strong, with hourly wages rising.

This positive economic news raised concerns among investors that inflationary pressures might re-emerge. The Federal Reserve Board had already increased short-term interest rates once in late June, before the reporting period began. It subsequently raised interest rates twice more in August and November. A fourth rate hike was implemented just after the reporting period ended, for a total increase of 1.00 percentage points.

Although higher interest rates caused most bond prices to fall, prices of U.S. Treasury securities fell more sharply than other types of bonds, while high quality government agency, corporate and mortgage-backed securities saw more modest declines. This was due to strong economic conditions that tended to support the credit quality of corporate issuers. In addition, prices of mortgage-backed securities were helped by fewer mortgage loans being refinanced by homeowners.

What is the fund's current strategy?

We have continued to strategically adjust the fund's average duration and mix of assets to take advantage of prevailing market conditions.

Accordingly,  we  have  maintained  an average duration about six months shorter
than    our    benchmark.    This    has    given    us    the    flexibility

4


we  need  to  protect  principal  in  a  rising interest-rate environment, while
enabling   us   to   take   advantage   of   current   income   opportunities.

Within the portfolio, we have emphasized investment-grade corporate bonds, mortgage-backed securities and U.S. Government agency notes. In the mortgage sector, we've focused on premium bonds that we expected to benefit from lower mortgage loan refinancing rates. We received particularly attractive returns from adjustable-rate securities, such as GNMA ARMs and floating-rate corporate notes. These securities' yields adjust to higher interest rates without eroding their prices, which benefited the fund as interest rates rose. We also received good performance from high quality asset-backed securities, including those secured by automobile loans.

On the other hand, we have tended to avoid U.S. Treasury securities, which suffered from investors' preference for higher yielding securities. We did, however, add to our holdings of Treasury Inflation Protection Securities (TIPS), which provided better performance than traditional fixed-rate U.S. Treasuries. Furthermore, we reduced our holdings of high yield corporate bonds -- those rated below investment grade -- from about 20% of the portfolio at the start of the period to about 7% at the end, enabling us to avoid the brunt of poor performance in that sector.

February 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK INCLUDING U.S. GOVERNMENT AND FIXED-COUPON DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN FIVE YEARS.

                                                                     The Fund  5



STATEMENT OF INVESTMENTS

January 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                             Principal
BONDS AND NOTES--105.4%                                                                     Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--1.4%

Aircraft Lease Portfolio Securitisation 96-1,
  Pass-Through Trust, Ctfs.,
   Cl. D, 12.75%, 2006                                                                        3,783,062                3,745,231

America West Airlines Pass-Through Trusts, Ctfs.:
   Ser. 1996-1, Cl. D, 8.16%, 2002                                                              696,155                  681,156
   Ser. 1997-1, Cl. D, 8.12%, 2001                                                              987,499                  981,056

                                                                                                                       5,407,443

ASSET-BACKED CTFS.--8.1%

Bosque Asset,
   7.66%, 2002                                                                                1,140,383  (a)           1,134,681

Conseco Finance Securitizations,
   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            6,000,000                5,998,125

Fidelity Equipment Lease Trust,
   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                           7,000,000  (a)           6,932,187

Nomura Depositor Trust:
   Ser. 1998-ST1, Cl. A5, 7.031%, 2003                                                       11,500,000  (a,b)        11,000,469
   Ser. 1998-ST1, Cl. B2, 10.031%, 2003                                                       6,750,000  (a,b)         6,143,555

                                                                                                                      31,209,017

ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--5.0%

Flagship Auto Receivables Owner Trust,
   Ser. 1999-2, Cl. A3, 6.835%, 2004                                                          6,000,000                5,914,687

Provident Auto Lease ABS Trust,
   Ser. 1999-1, Cl. A2, 7.025%, 2005                                                         13,600,000  (a)          13,370,500

                                                                                                                      19,285,187

ASSET-BACKED CTFS./HOME EQUITY LOANS--6.8%

EQCC Home Equity Loan Trust,
   Ser. 1998-1, Cl. A4F, 6.459%, 2021                                                        10,000,000                9,776,950

GE Capital Mortgage Services,
   REMIC, Ser. 1997-HE3, Cl. A6, 6.72%, 2027                                                  5,000,000                4,855,575

Residential Asset Securities:
   Ser. 1997-KS4, Cl. AI5, 6.98%, 2027                                                        8,257,000                7,649,326
   Ser. 1999-KS1, Cl. AI8, 6.32%, 2030                                                        4,275,000                3,949,662

                                                                                                                      26,231,513

AUTOMOTIVE--3.0%

Lear,
   Sr. Notes, 7.96%, 2005                                                                     5,000,000  (a)           4,754,920

TRW,
   Notes, 6.5%, 2002                                                                          6,800,000                6,629,667

                                                                                                                      11,384,587
6



                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS--.7%

ICI Wilmington
  (Gtd. by Imperial Chemical Industries),
   Notes, 7.05%, 2007                                                                         3,000,000                2,832,381

COMMERCIAL MORTGAGE
  PASS-THROUGH CTFS.--15.9%

BKB Commercial Mortgage Trust,
   Ser. 1997-C1, Cl. E, 8.522%, 2001                                                          4,000,000  (a,b)         3,917,048

BTC Mortgage Investors Trust,
   Ser. 1997-S1, Cl. C, 6.645%, 2009                                                            835,158  (a)             833,070

Chase Commercial Mortgage Securities,
   Ser. 1998-SN1A, Cl. D, 6.64%, 2001                                                         4,250,000  (a,b)         4,227,624

DLJ Mortgage Acceptance:
   Ser. 1994-MF11, Cl. B1, 8.1%, 2004                                                         7,000,000                6,860,840
   Ser. 1997-CF2, Cl. B3, 6.99%, 2009                                                         3,900,000  (a)           3,094,475
   Ser. 1998-STIA, Cl. B3, 7.875%, 2000                                                       5,250,000  (a,b)         5,179,453

GGP Ala Moana,
   Ser. 1999-C1, Cl. D, 6.891%, 2004                                                          6,000,000  (a,b)         6,000,000

GS Mortgage Securities II,
   Ser. 1999-FL2A, Cl. G, 7.855%, 2013                                                        3,000,000  (a,b)         2,755,920

Mall Asset Realty Trust,
   Ser. 1999-1A, Cl. F, 6.309%, 2001                                                          9,500,000  (a,b)         9,140,781

Merrill Lynch Mortgage Investors,
   Ser. 1997-SD1, Cl. E, 6.875%, 2010                                                         4,500,000  (a,b)         4,094,325

Resolution Trust,
   Ser. 1994-C2, Cl. D, 8%, 2025                                                              4,446,550                4,437,501

TrizecHahn Office Properties Trust,
   Ser. 1999-TOPA, Cl. D, 6.981%, 2007                                                       10,750,000  (a,b)        10,659,297

                                                                                                                      61,200,334

ENERGY--3.9%

Dual Drilling,
   Sr. Sub. Notes, 9.875%, 2004                                                              14,750,000               15,050,457

ENTERTAINMENT--1.3%

Time Warner,
   Notes, 7.95%, 2000                                                                         5,000,000                5,000,000

FINANCE--9.4%

Bombardier Capital, Ser. A,
   Floating Rate Notes, 6.527%, 2000                                                          8,500,000  (a,b)         8,499,736

Capital One Bank:
   Sr. Notes, 7.35%, 2000                                                                     7,500,000                7,517,063
   Sr. Notes, 6.15%, 2001                                                                     5,000,000                4,914,455

                                                                                                                     The Fund  7



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCE (CONTINUED)

Countrywide Home Loan, Ser. F,
   Medium-Term Notes, 6.38%, 2002                                                             6,585,000                6,408,766

Heller Financial, Ser. I,
   Notes, 6.298%, 2003                                                                        8,600,000  (b)           8,601,324

                                                                                                                      35,941,344

FOOD & BEVERAGES--.3%

Envirodyne Industries,
   Sr. Notes, 10.25%, 2001                                                                    2,000,000                1,230,000

FOOD RETAILING--4.0%

Fred Meyer,
   Bonds, 7.375%, 2005                                                                        7,000,000                6,822,480

Safeway,
   Notes, 7%, 2002                                                                            8,500,000                8,383,558

                                                                                                                      15,206,038

FOREIGN/GOVERNMENTAL--2.1%

Republic of Argentina:
   Deb., 11.25%, 2004                                                                           827,500                  794,400
   Ser. B, Notes, 0%, 2001                                                                    8,000,000                7,200,000

                                                                                                                       7,994,400

OIL & GAS--4.1%

Williams Cos.
   Notes, 6.2%, 2002                                                                         11,090,000               10,750,990

Yosemite Securities Trust I,
   Deb., 8.25%, 2004                                                                          5,200,000  (a)           5,116,415

                                                                                                                      15,867,405

OIL SERVICES--1.0%

Petroleum Geo-Services,
   Sr. Notes, 6.25%, 2003                                                                     4,000,000                3,767,448

PHARMACEUTICAL--2.0%

CVS,
   Notes, 5.5%, 2004                                                                          8,000,000                7,491,536

REAL ESTATE--2.8%

Crescent Real Estate Equities,
   Notes, 7%, 2002                                                                           12,000,000               10,887,564

RESIDENTIAL MORTGAGE
  PASS-THROUGH CTFS.--.3%

GE Capital Mortgage Services,
   Ser. 1996-12, Cl. M, 7.25%, 2011                                                           1,312,896                1,272,308

RESTAURANTS--2.2%

Tricon Global Restaurants,
   Sr. Notes, 7.45%, 2005                                                                     9,000,000                8,586,243

8


                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
RETAIL--2.0%

Penney (JC), Ser. A,
   Notes, 6.5%, 2002                                                                          5,000,000                4,777,535

Saks,
   Notes, 7.25%, 2004                                                                         3,150,000                2,989,123

                                                                                                                       7,766,658

TELECOMMUNICATIONS--.6%

U.S. West Capital Funding,
   Gtd. Notes, 6.125%, 2002                                                                   2,400,000                2,322,396

U.S. GOVERNMENT--8.7%

U.S. Treasury Inflation Protection Securities,
   3.625%, 1/15/2008                                                                         10,000,000  (c)           9,937,318

U.S. Treasury Notes:
   5.625%, 9/30/2001                                                                         13,900,000               13,686,496
   5.875%, 11/15/2004                                                                         7,000,000                6,768,790
   6%, 8/15/2009                                                                              3,000,000                2,859,690

                                                                                                                      33,252,294

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED--14.0%

Federal Home Loan Mortgage Corp.,
  Multiclass Mortgage Participation Ctfs., REMIC
  (Interest Only Obligation):
      Ser. 1987, Cl. PI, 7%, 9/15/2012                                                        2,336,369  (d)             489,493
      Ser. 2129, Cl. IA, 6.5%, 6/15/2024                                                      3,730,769  (d)           1,191,514

Federal National Mortgage Association,
  REMIC Trust, Gtd. Pass-Through Ctfs.:
      Ser. 1998-49, Cl. MA, 6.5%, 10/17/2005                                                  3,977,739                3,893,212
      (Interest Only Obligation):
         Ser. 1997-56, Cl. PM, 7%, 6/18/2026                                                  3,000,000  (d)             704,310
         Ser. 1997-60, Cl. PJ, 7%, 9/18/2027                                                  3,000,000  (d)           1,263,747

Government National Mortgage Association I:
   7.5%, 2/15/2029                                                                            3,200,000  (e)           3,120,992
   8%, 9/15/2008-2/15/2029                                                                   13,196,350  (f)          13,166,379
   8.5%, 2/15/2029                                                                            5,000,000  (e)           5,107,800

Government National Mortgage Association II,
  Adjustable Rate Mortgage:
      5.5%, 2/20/2030                                                                        20,750,000  (e)          20,133,933
      6%, 2/20/2030                                                                           4,823,000  (e)           4,744,626

                                                                                                                      53,816,006

YANKEE--5.8%

Korea Development Bank:
   Bonds, 6.625%, 2003                                                                       13,000,000               12,320,633
   Notes, 6.5%, 2002                                                                         10,400,000               10,018,393

                                                                                                                      22,339,026

                                                                                                                      The Fund   9



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL BONDS AND NOTES
   (cost $415,972,691)                                                                                               405,341,585
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.0%                                                                               Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER;

Signature Brands USA (warrants)
   (cost $0)                                                                                      1,250  (g)                  --
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.6%
------------------------------------------------------------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT;

Paxson Communications,
  Cum., $1,325
   (cost $5,902,400)                                                                               601                6,190,300
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--4.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--4.8%

IBM Credit,
   5.84%, 2/1/2000                                                                            3,700,000                3,700,000

Xerox Credit,
   5.82%, 2/1/2000                                                                           14,645,000               14,645,000

                                                                                                                      18,345,000

U.S. TREASURY BILLS--.1%
   5.29%, 4/20/2000                                                                             600,000  (h)             592,692

TOTAL SHORT-TERM INVESTMENTS
   (cost $18,938,030)                                                                                                 18,937,692
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $440,813,121)                                                            111.9%              430,469,577

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (11.9%)             (45,893,888)

NET ASSETS                                                                                       100.0%              384,575,689

a    SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JANUARY 31,
     2000, THESE SECURITIES AMOUNTED TO $106,854,456 OR 27.8% OF NET ASSETS.

b    VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

c    PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

d    NOTIONAL FACE AMOUNT SHOWN.

e    PURCHASED ON A FORWARD COMMITMENT BASIS.

f    PARTIALLY PURCHASED ON A FORWARD COMMITMENT BASIS.

g    NON-INCOME PRODUCING.

h    HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

10

SEE NOTES TO FINANCIAL STATEMENTS.





STATEMENT OF FINANCIAL FUTURES

January 31, 2000 (Unaudited)

                                                                                                                      Unrealized
                                                                   Market Value                                      Appreciation
                                                                     Covered by                                    (Depreciation)
                                               Contracts          Contracts ($)              Expiration            at 1/31/00 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 10 year Notes                           39              3,696,469               March 2000               (115,781)

FINANCIAL FUTURES SHORT
U.S. Treasury 2 year Notes                            42              8,284,500               March 2000                 101,719
U.S. Treasury 5 year Notes                           260             25,183,437               March 2000                 257,016
U.S. Treasury 30 year Bonds                          107              9,867,406               March 2000                (279,727)

                                                                                                                         (36,773)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      The Fund   11





STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of
Investments                                           440,813,121   430,469,577

Cash                                                                  1,603,600

Interest and dividends receivable                                     5,010,440

Receivable for investment securities sold                             2,059,604

Receivable for shares of Common Stock subscribed                        454,670

Receivable for futures variation margin--Note 4(a)                      117,736

Paydowns receivable                                                      68,714

Prepaid expenses and other assets                                        17,599

                                                                     439,801,940
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           181,320

Due to Distributor                                                       64,328

Payable for investment securities purchased                          51,828,414

Payable for shares of Common Stock redeemed                           3,096,130

Accrued expenses                                                         56,059

                                                                     55,226,251
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      384,575,689
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     409,937,097

Accumulated undistributed investment income--net                        140,117

Accumulated net realized gain (loss) on investments and
   financial futures
                                                                   (15,121,208)

Accumulated net unrealized appreciation (depreciation) on investments
  [including ($36,773) net unrealized (depreciation)
   on financial futures]--Note 4(b)                                (10,380,317)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     384,575,689
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      33,087,223

NET ASSET VALUE, offering and redemption price per share ($)              11.62

SEE NOTES TO FINANCIAL STATEMENTS.


12


STATEMENT OF OPERATIONS

Six Months Ended January 31, 2000 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

Interest                                                            13,191,749

Cash dividends                                                         690,944

TOTAL INCOME                                                        13,882,693

EXPENSES:

Management fee--Note 3(a)                                              932,289

Shareholder servicing costs--Note 3(b)                                 532,215

Custodian fees--Note 3(b)                                               28,057

Registration fees                                                       24,412

Professional fees                                                       22,992

Prospectus and shareholders' reports                                    15,414

Directors' fees and expenses--Note 3(c)                                 15,127

Interest expense--Note 2                                                 7,579

Miscellaneous                                                            5,712

TOTAL EXPENSES                                                       1,583,797

INVESTMENT INCOME--NET                                              12,298,896
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (225,371)

Net realized gain (loss) on financial futures                        1,290,764

NET REALIZED GAIN (LOSS)                                             1,065,393

Net unrealized appreciation (depreciation) on investments
   [including ($155,421) net unrealized (depreciation)
   on financial futures]                                            (1,292,198)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (226,805)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 12,072,091

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund  13




STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         January 31, 2000          Year Ended
                                              (Unaudited)       July 31, 1999
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                         12,298,896           23,244,395

Net realized gain (loss) on investments         1,065,393          (6,591,188)

Net unrealized appreciation (depreciation)
   on investments                             (1,292,198)          (8,251,040)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  12,072,091            8,402,167
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (12,366,915)         (23,537,455)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 111,189,534          196,523,280

Dividends reinvested                            9,935,398           18,793,560

Cost of shares redeemed                      (94,698,858)        (200,463,317)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 26,426,074            14,853,523

TOTAL INCREASE (DECREASE) IN NET ASSETS       26,131,250             (281,765)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           358,444,439          358,726,204

END OF PERIOD                                 384,575,689          358,444,439

Undistributed investment income--net              140,117              208,136
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     9,523,614           16,682,542

Shares issued for dividends reinvested            850,981            1,602,380

Shares redeemed                               (8,113,718)         (17,062,762)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,260,877            1,222,160

SEE NOTES TO FINANCIAL STATEMENTS.


14


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                               Six Months Ended
                                               January 31, 2000                                 Year Ended July 31,
                                                                         -----------------------------------------------------------
                                                    (Unaudited)          1999         1998         1997           1996          1995
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                   11.63          12.12        12.03         11.86          11.89      11.94

Investment Operations:

Investment income--net                                     .39            .76          .84           .86            .78        .85

Net realized and unrealized
   gain (loss) on investments                             (.01)          (.47)         .08           .17           (.04)      (.05)

Total from Investment
   Operations                                              .38            .29          .92          1.03            .74        .80

Distributions:

Dividends from investment
   income--net                                            (.39)          (.78)         (.83)         (.86)         (.77)      (.85)

Net asset value, end
   of period                                             11.62          11.63         12.12         12.03         11.86      11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                          6.53(a)        2.52          7.92          8.95          6.42       7.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                  .85(a)         .87            .87           .80           .80        .61

Ratio of interest expense to
   average net assets                                     .00(a,b)       .00(b)         .02           .02            --         --

Ratio of net investment income

   to average net assets                                 6.58(a)        6.54           7.01          7.28           6.52       7.26

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                --             --             .00(b)        .11            .14        .34

Portfolio Turnover Rate                                149.02(c)      204.98         185.77        292.99         291.35     511.62

Net Assets, end of period
   ($ x 1,000)                                        384,576        358,444        358,726       279,142        189,693    210,524

(a)  ANNUALIZED.

(b)  AMOUNT REPRESENTS LESS THAN .01%.

(c)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Fund  15




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short Term Income Fund (the "fund") is a separate non-diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a direct subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are
carried   at   fair   value   as   determined   by   the   Service,  based   on

16

methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $509 during the period ended January 31, 2000 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                                     The Fund 17



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of approximately $11,526,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $5,447,000 of the carryover expires in fiscal 2003, $2,947,000 expires in fiscal 2004, $1,314,000 expires in fiscal 2005 and $1,818,000 expires in fiscal 2007.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended January 31, 2000 was approximately $276,600, with a related weighted average annualized interest rate of 5.43%.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at the annual rate of .20 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or

18

other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2000, the fund was charged $372,915 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2000, the fund was charged $111,003 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended January 31, 2000, the fund was charged $28,057 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person," as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities (including paydowns) , excluding short-term securities and financial futures, during the period ended January 31, 2000, amounted to $599,541,302 and $578,673,854, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The

                                                                    The Fund  19



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 2000, are set forth in the Statement of Financial Futures.

(b) At January 31, 2000, accumulated net unrealized depreciation on investments and financial futures was $10,380,317, consisting of $926,696 gross unrealized appreciation and $11,307,013 gross unrealized depreciation.

At January 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the fund's Board of Directors held on January 20, 2000, the Board approved the termination of the fund's Distribution Agreement with Premier Mutual Fund Services, Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager. The new Distribution Agreement with Dreyfus Service Corporation is slated for effectiveness on March 16, 2000.

20


                        For More Information

                        Dreyfus
                        Short Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   083SA001